Exhibit 99.2

                    CERTIFICATION PURSUANT TO
         18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     The Report fully complies with the requirements of Section
     13(a) or Section 15(d) of the Securities Exchange Act of 1934;
     and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Robert L. Steer
                                        Robert L. Steer, Senior Vice President,
                                        Treasurer and Chief Financial Officer